Future Intangible Asset Amortization Expense (Detail) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2012
Finite-Lived Intangible Assets [Line Items]
2013	$ 6,078
2014	5,800
2015	5,642
2016	5,048
2017	4,182
Finite Lived Intangible Assets, Amortization Expense, Net, Total	$ 26,750